UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2024
IDEXX LABORATORIES INC /DE

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)
IDEXX LABORATORIES INC /DE

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive	Westbrook,	Maine	04092
(Address of principal executive offices)			(ZIP Code)
0000874716
207.556.0300
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	IDXX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (ß230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ß240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Effective as of October 31, 2024, IDEXX Laboratories, Inc. and certain of its affiliates entered into: (i) an Amendment No. 9 (the “U.S. Amendment”) to the Agreement effective as of October 16, 2003 between IDEXX Operations, Inc. and Ortho-Clinical Diagnostics, Inc. (“Ortho”), as amended by Amendment Nos. 1 to 8 and the Letter Agreement dated July 28, 2023 (the “Original U.S. Supply Agreement” and as amended by the U.S. Amendment, the “U.S. Supply Agreement”)) and (ii) an Amendment No. 7 (the “European Amendment”) to the Agreement effective as of October 16, 2003 between IDEXX B.V. and Ortho, as amended by Amendment No. 1 to 6 and the Letter Agreement dated July 28, 2023 (the “Original European Supply Agreement” and as amended by the European Amendment, the “European Supply Agreement”).

The U.S. Supply Agreement and European Supply Agreement provide for the supply by Ortho of dry slides for our veterinary chemistry analyzers, and the modifications made by the U.S. Amendment and European Amendment to the Original U.S. Supply Agreement and Original European Supply Agreement include, but are not limited to:

•An extension of the expiration dates of the Original U.S. Supply Agreement and Original European Supply Agreement to the end of 2044, and

•Modifications to the pricing arrangements, including volume tiers and associated pricing over the contract terms.

The foregoing description is qualified in its entirety by reference to the Original U.S. Agreement and Original European Agreement, which are filed as Exhibits 10.1 to 10.21 to IDEXX’s Annual Report on Form 10-K for the year ended December 31, 2023, and incorporated herein by reference, as amended by the U.S. Amendment and the European Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: November 6, 2024	By:	/s/ Sharon E. Underberg
Sharon E. Underberg
Executive Vice President, General Counsel and Corporate Secretary